                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 6, 1998



                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      0-18034                  68-0158367
(State or other            (Commission File No.)          (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


            38705 Seven Mile Road, Suite 435, Livonia, Michigan 48152
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (248) 380-6070


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         In connection with Registrant's acquisition of REVIVE Technologies Incorporated ("REVIVE") on September 1, 1998, Registrant assumed the obligations of Business Information Systems, Inc. (a predecessor of REVIVE) under an employment agreement between Business Information Systems, Inc. and Joseph J. Porfeli. Mr. Porfeli is the President and Chief Operating Officer of REVIVE, has been nominated for election to Registrant's Board of Directors, and recently was determined by the Board to be an executive officer of Registrant. Each of Registrant's other executive officers, Messrs. Andre A. Blay, David W. Martin, Richard L. Schleufer, and Robert A. Blay, also has entered into an employment agreement with Registrant or a subsidiary during the course of calendar year 1998. Although those agreements were executed at various times from February through November 1998, all of them are effective as of February 6, 1998.

         Copies of all of the contracts referenced above are filed as exhibits to this Form 8-K, and the terms of such contracts are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements - None

Exhibits -


       Exhibit Reference
            Number               Exhibit Description*
       -----------------        --------------------
             10(A)               Employment  Agreement,  dated as of  February 6, 1998,  by and between  Registrant
                                 (under its former name, IndeNet, Inc.) and Andre A. Blay
             10(B)               Employment Agreement,  dated as of February 6, 1998, by and between Enterprise Systems Group, Ltd.
                                 and David W. Martin and related letter from Mr. Martin
             10(C)               Employment Agreement,  dated as of February 6, 1998, by and between Enterprise Systems Group, Inc.
                                 and Richard M. Schleufer
             10(D)               Employment  Agreement,  dated as of  February 6, 1998,  by and between  Registrant
                                 (under its former name, IndeNet, Inc.) and Robert A. Blay
             10(E)               Form of Employment  Agreement,  dated  as of May 1,  1997,  between  Business  Information
                                 Systems,  Inc. (a predecessor of REVIVE  Technologies  Incorporated) and Joseph J.
                                 Porfeli

---------------
*  Each described exhibit is a contract with an executive officer of Registrant.

                                      -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Enterprise Software, Inc.



January 4, 1999                         By:  /s/ Andre A. Blay
                                             --------------------------
                                                 Andre A. Blay
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


       Exhibit Reference
            Number               Exhibit Description*
       -----------------         --------------------
             10(A)               Employment  Agreement,  dated as of  February 6, 1998,  by and between  Registrant
                                 (under its former name, IndeNet, Inc.) and Andre A. Blay
             10(B)               Employment Agreement,  dated as of February 6, 1998, by and between Enterprise Systems Group, Ltd.
                                 and David W. Martin and related letter from Mr. Martin
             10(C)               Employment Agreement,  dated as of February 6, 1998, by and between Enterprise Systems Group, Inc.
                                 and Richard M. Schleufer
             10(D)               Employment  Agreement,  dated as of  February 6, 1998,  by and between  Registrant
                                 (under its former name, IndeNet, Inc.) and Robert A. Blay
             10(E)               Form of Employment  Agreement,  dated  as of May 1,  1997,  between  Business  Information
                                 Systems,  Inc. (a predecessor of REVIVE  Technologies  Incorporated) and Joseph J.
                                 Porfeli

------------
*  Each described exhibit is a contract with an executive officer of Registrant.


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